SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 10, 2002
                                                ----------------


                             Disease Sciences, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                         0-27865                 13-264091
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(State or other jurisdiction        (Commission File           (IRS Employer
    or incorporation)                    Number)             Identification No.)



             620 Herndon Parkway, Suite 360, Herndon, Virginia 20170
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code     (703) 563-6565
                                                   -------------------


          (Former name or former address, if changed since last report)


Item 4.   Changes in Registrant's Certifying Accountant

        The purpose of this filing is to amend the Current Report on Form 8-K (Amendment No. 1) filed June 11, 2002 by providing clarification from Feldman Sherb as required by Item 304(a)(3) of Regulation S-B. A copy of Feldman Sherb's updated letter dated June 12, 2002, is filed as an exhibit to this report.

      The previous report (amendment no. 1) filed June 11, 2002 contained the following information:

      During the two fiscal years ended January 31st and during the interim period from February 1, 2002 through and including May 10, 2002, there were no disagreements with Feldman Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Feldman Sherb would have caused Feldman Sherb to make reference to the subject matter in their report.

      The Company has requested Feldman Sherb to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of Feldman Sherb's letter dated June 10, 2002, is filed as an exhibit to this Report.

      The previous report (original) filed May 16, 2002 contained the following information:

      At a meeting held on May 10, 2002, the Board of Directors of Disease Sciences, Inc. (the "Company") approved the engagement of Daszkal Bolton, LLP as independent auditors of the Company for the fiscal year ended January 31, 2002, to replace Feldman Sherb & Co., who were dismissed as the Company's auditors effective on May 10, 2002.

      The reports of independent auditors of Feldman Sherb on the Company's financial statements for the two years ended January 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles; however, Feldman Sherb's opinion dated August 15, 2001 relative to the financial statements as of and for each of the two years ended January 31, 2001 included an explanatory paragraph relative to Disease Science, Inc.'s ability to continue as a going concern.

      During the two fiscal years ended January 31st, there were no disagreements with Feldman Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Feldman Sherb would have caused Feldman Sherb to make reference to the subject matter in their report.

      Prior to engaging Daszkal Bolton, LLP, the Company did not consult Daszkal Bolton, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statement s or any other financial presentation whatsoever.

      The Company has requested Feldman Sherb to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of Feldman Sherb's letter dated May 16, 2002, is filed as an exhibit to this Report.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

16.1     Letter of Feldman Sherb & Co., P.C. dated June 12, 2002 pursuant to
         Item 304(a)(3) of Regulation SX.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.





                                        By: /s/John R. Signorello
                                        --------------------
                                        John R. Signorello
                                        Chairman and CEO

Dated:  June 14, 2002